                                 TRIMEDYNE, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 333-02027) of Trimedyne, Inc. of our report dated December 9, 1998 appearing on page F-2 of this Form 10-K.



McKennon, Wilson & Morgan, LLP
Irvine, CA
December 18, 1998